SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2003


                                SPECTRASITE, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                0-27217                                56-2027322
--------------------------------------------------------------------------------
        (Commission File Number)         (I.R.S. Employer Identification Number)


                            400 Regency Forest Drive
                           CARY, NORTH CAROLINA 27511
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.
         ------------

         On May 12, 2003, SpectraSite, Inc. issued a press release. SpectraSite, Inc.'s press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         99.1     Press release, dated May 12, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      SPECTRASITE, INC.


Dated:   May 13, 2003                      By: /s/ Timothy G. Biltz
                                           ------------------------------
                                           Timothy G. Biltz
                                           Chief Operating Officer


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EXHIBIT INDEX

         99.1     Press release, dated May 12, 2003.